                                  EXHIBIT 10.10

                      SIGNATORIES TO AGREEMENTS RESPECTING
                                CHANGE OF CONTROL

EXECUTIVE OFFICERS                                       DATES

David J. Calabro                                       April 14, 1999

Howard Cohen*                                          March 5, 2001*

Marc Crisafulli                                        March 29, 2001

Jean-Pierre Desbiens                                   October 13, 1998

Kathleen McKeough                                      June 28, 2000

Jaymin B. Patel                                        March 22, 2000

Antonio Carlos Rocha                                   April 2, 2001

Larry Smith                                            May 7, 2001

Donald Stanford                                        July 29, 1997

Donald Sweitzer                                        October 13, 1998



*Change of control provisions incorporated into employment agreement.